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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 17, 2004
                                -----------------
               (Date of report) (date of earliest event reported)

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        0-21485                                            38-3306717
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

                    5225 AUTO CLUB DRIVE, DEARBORN, MI 48126
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 386-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

      On December 17, 2004, Superior Consultant Holdings Corporation, a Delaware corporation ("Superior"), Affiliated Computer Services, Inc., a Delaware corporation ("ACS"), and ACS Merger Corp., a Delaware corporation and wholly owned subsidiary of ACS ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, subject to satisfaction or waiver of the conditions therein, Superior will merge with and into ACS (the "Merger").

      Under the terms of the Merger Agreement, ACS will commence a tender offer for all outstanding shares of Superior common stock (the "Offer") for a cash purchase price of $8.50 per share. The expiration date of the Offer is 12:00 midnight, Eastern time, on the date that is 20 Business Days after the date the Offer is commenced, although the offer may be extended under certain conditions. Following the conclusion of the Offer, subject to the satisfaction or waiver of the conditions in the Merger Agreement, the Merger will be consummated. Upon consummation of the Merger, the remaining holders of issued and outstanding shares of common stock of Superior (other than stockholders who exercise appraisal rights to the extent available under Delaware law), will receive $8.50 in cash for each share of Superior common stock.

      In addition, each option and warrant to acquire Superior common stock outstanding immediately prior to the consummation of the Merger will, upon consummation of the Merger, be cancelled and will receive cash in an amount equal to the excess, if any, of $8.50 and the exercise price per share under such option or warrant, multiplied by the number of shares obtainable under such option or warrant.

      The parties currently expect the Merger to close in the first calendar quarter of 2005, although there can be no assurances that the Merger will close in that time period.

      The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 2 to this statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2 Agreement and Plan of Merger, dated as of December 17, 2004 by and among Superior Consultant Holdings Corporation, Affiliated Computer Services, Inc., and ACS Merger Corp.

Exhibit 99 Press Release, dated December 17, 2004, issued by Superior Consultant Holdings Corporation, announcing the Agreement and Plan of Merger.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERIOR CONSULTANT HOLDINGS CORPORATION

Date:  December 20, 2004              By: /s/ Richard D. Helppie, Jr.
                                          ---------------------------
                                          Richard D. Helppie, Jr.
                                          Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT
NUMBER                                     DESCRIPTION
------                                     -----------
2                 Agreement and Plan of Merger, dated as of December 17, 2004 by and among Superior Consultant Holdings Corporation, Affiliated
                  Computer Services, Inc., and ACS Merger Corporation.

99                Press Release, dated December 17, 2004, issued by Superior
                  Consultant Holdings Corporation, announcing the Agreement and
                  Plan of Merger.

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